UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2021 (April 28, 2021)

FORTRESS VALUE ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-39439	85-1408039
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, 46th Floor New York, New York 10105
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 798-6100

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fifth of one redeemable warrant	FAII.U	New York Stock Exchange
Class A common stock, par value of $0.0001 per share	FAII	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	FAII WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the Securities and Exchange Commission (the “SEC”) released a public statement (the “Public Statement”) addressing accounting and reporting considerations for warrants issued by special purpose acquisition companies (“SPACs”), including, among other things, that such warrants may require classification as a liability of the entity measured at fair value, with changes in fair value each period reported in earnings. The Public Statement focused on warrants that have certain settlement terms and provisions related to certain tender offers or warrants which do not meet the criteria to be considered indexed to an entity’s own stock, which terms are similar to those contained in the warrant agreement, dated as of August 11, 2020, between Fortress Value Acquisition Corp. II (the “Company”) and Continental Stock Transfer & Trust Company as warrant agent (the “Warrant Agreement”). The Company previously classified its private placement warrants and public warrants (collectively, the “Warrants”) as equity. For a full description of the Warrants, please refer to the Company’s final prospectus dated August 11, 2020 and filed with the SEC on August 13, 2020 (the “Final Prospectus”) in connection with its initial public offering (“IPO”). As a result of the Public Statement, the Company reevaluated the accounting treatment of the Warrants and determined that the Warrants should be reclassified as derivative liabilities measured at fair value, with changes in fair value each period reported in earnings. While the Company has not generated any operating revenues to date and will not generate any operating revenues until after completion of its initial business combination, at the earliest, the change in fair value of the Warrants is a non-cash adjustment and will be reflected in the Company’s statement of operations. The change in accounting for the Warrants will have no impact on the Company’s current or previously reported liquidity, cash flows or revenues, including the Company following the proposed business combination between the Company and Wilco Holdco, Inc. (the “Business Combination”).

On April 28, 2021, after consultation with WithumSmith+Brown, PC, the Company’s independent registered public accounting firm, (the “Independent Accountants”), management of the Company and the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) determined that, in light of the Public Statement, it is appropriate to restate the Company’s previously audited financial statements for the period from June 10, 2020 (inception) through December 31, 2020, its quarterly unaudited financial statements for the three months ended September 30, 2020 and for the period from June 10, 2020 (inception) through September 30, 2020 and the Company’s previously audited balance sheet related to its IPO dated August 14, 2020 (the “Affected Periods”). Such financial statements should no longer be relied upon after consideration of the SEC’s Public Statement.

Management of the Company and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with the Independent Accountants, and intends to file an amendment to its Annual Report on Form 10-K for the period from June 10, 2020 (inception) through December 31, 2020 filed with the SEC on March 9, 2021 (“Amended 10-K”) reflecting this reclassification of the Warrants for the Affected Periods. The Company is working diligently with its auditors and an independent valuation expert to finalize the valuation of the Warrants and file the Amended 10-K as soon as practicable. The adjustments to the financial statement items for the Affected Periods will be set forth through expanded disclosure in the financial statements included in the Amended 10-K, including further describing the restatement and its impact on previously reported amounts.

Forward-Looking Statements

All statements other than statements of historical facts contained in this Current Report on Form 8-K are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the Company’s intent to restate certain historical financial statements and the timing and impact of any such restatement. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of Wilco’s and the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of Wilco Holdco, Inc. (“Wilco”) and the Company. These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the Business Combination, including the risk that (a) the approval of the stockholders of the Company is not obtained or (b) legal or regulatory developments (such as the SEC’s recently released statement on accounting and reporting considerations for warrants in SPACs) could cause unforeseen delays in the timing of the Business Combination and negatively impact the trading price of the Company’s securities and the attractiveness of the Business Combination to investors; (iii) the ability to maintain the listing of the combined company’s securities on NYSE; (iv) the inability to complete the concurrent private equity offering in connection with the Business Combination; (v) the risk that the proposed Business Combination disrupts current plans and operations of the Company or Wilco as a result of the announcement and consummation of the transaction described herein; (vi) the risk that any of the conditions to closing are not satisfied in the anticipated manner or on the anticipated timeline; (vii) the failure to realize the anticipated benefits of the proposed Business Combination; (viii) risks relating to the uncertainty of the projected financial information with respect to Wilco and costs related to the proposed Business Combination; (ix) risks related to the rollout of Wilco’s business strategy and the timing of expected business milestones; (x) the effects of competition on Wilco’s future business and the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xi) risks related to political and macroeconomic uncertainty; (xii) the outcome of any legal proceedings that may be instituted against the Company, Wilco or any of their respective directors or officers, following the announcement of the potential transaction; (xiii) the amount of redemption requests made by the Company’s public stockholders; (xiv) the ability of the Company or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the proposed Business Combination or in the future; (xv) the impact of the global COVID-19 pandemic on any of the foregoing risks; and (xvi) those factors discussed in the preliminary proxy statement (the “Proxy Statement”) filed with the SEC on March 12, 2021, the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and any Quarterly Report on Form 10-Q, in each case, under the heading “Risk Factors,” and other documents of the Company’s filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither the Company nor Wilco presently know or that the Company and Wilco currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s and Wilco’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. The Company and Wilco anticipate that subsequent events and developments will cause the Company’s and Wilco’s assessments to change. However, while the Company and Wilco may elect to update these forward-looking statements at some point in the future, the Company and Wilco specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing the Company’s and Wilco’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information About the Proposed Business Combination and Where To Find It

This Current Report on Form 8-K is being made in respect of the proposed Business Combination involving the Company and Wilco. The Company filed the Proxy Statement with the SEC on March 12, 2021 relating to the proposed Business Combination, which will be mailed (if and when available) to its stockholders once definitive. This Current Report on Form 8-K does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the proposed Business Combination. The Company’s stockholders and other interested persons are advised to read the Proxy Statement filed with the SEC on March 12, 2021, any amendments thereto, the definitive proxy statement and any other documents filed, in connection with the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed Business Combination and other matters, as these materials will contain important information about the Company, Wilco and the proposed Business Combination.

When available, the definitive proxy statement and other relevant materials for the proposed Business Combination will be mailed to stockholders of the Company as of the record date to be established for voting on the proposed Business Combination. Stockholders of the Company will also be able to obtain copies of the proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov. In addition, the documents filed by the Company may be obtained free of charge from the Company at https://www.fortressvalueac2.com/sec-filings or upon written request to the Company at 1345 Avenue of the Americas, 46th Floor, New York, New York 10105, Attention: Investor Relations, or by calling (212) 798-6100.

Participants in Solicitation

The Company, Wilco and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from the Company’s stockholders in connection with the proposed Business Combination.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Company’s stockholders in connection with the proposed Business Combination is set forth in the Proxy Statement, and will be set forth in the definitive proxy statement when it becomes available. You can find more information about the Company’s directors and executive officers in the Company’s final prospectus dated August 11, 2020 and filed with the SEC on August 13, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are included in the Proxy Statement and will be included in the definitive proxy statement when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above.

This Current Report does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2021	FORTRESS VALUE ACQUISITION CORP. II

	By:	/s/ Andrew A. McKnight
	Name:	Andrew A. McKnight
	Title:	Chief Executive Officer